Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
15. Income Taxes
As a result of the Business Combination, the Company acquired a controlling interest in Opco, which is treated as a partnership for U.S. federal income tax purposes, and in most applicable state and local income tax jurisdictions. As a partnership, Opco is not itself subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by Opco is passed through to and included in the taxable income or loss of its partners, including the Company following the Business Combination, on a pro rata basis. The Company’s U.S. federal and state income tax expense primarily relates to the Company’s allocable share of any taxable income or loss of Opco following the Business Combination. In addition, Opco’s wholly owned corporate subsidiaries that are consolidated for U.S. GAAP purposes but separately taxed for federal, state, and foreign income tax purposes as corporations are generating federal, state, and foreign income tax expense.
The domestic and foreign components of income (loss) before income taxes for the following period were as follows (in thousands):

	Successor	Predecessor
	October 15, 2021 through December 31, 2021	January 1, 2021 through October 14, 2021	Year ended December 31, 2020
Domestic	$(153,831)	$(142,376)	$(82,339)
Foreign	755	2,555	3,125

Total loss before provision for income taxes	$(153,076)	$(139,821)	$(79,214)

Details of the income tax expense (benefit) are as follows (in thousands):

	Successor	Predecessor
	October 15, 2021 through December 31, 2021	January 1, 2021 through October 14, 2021	Year ended December 31, 2020
Current:
Foreign	$5	$(763)	$830
Federal	—	161	—
State	18	—	(85)

Total current income tax expense (benefit)	23	(602)	745

Deferred:
Foreign	—	—	(1)
Federal	10,004	—	(11)
State	1,724	—	(342)

Total deferred income tax expense (benefit)	11,728	—	(354)

Total income tax expense (benefit)	$11,751	$(602)	$391

	Successor	Predecessor
	October 15, 2021 through December 31, 2021	January 1, 2021 through October 14, 2021	Year Ended December 31, 2020
Tax provision at federal statutory rate	$(32,146)	$(29,363)	$(16,635)
Increase (decrease) in income tax resulting from:
Tax on income not subject to entity level federal income tax	—	29,859	17,716
Tax rate differences on income in other jurisdictions	—	—	172
State income taxes, net of federal tax effect	1,741	—	(423)
Noncontrolling interest	25,375	—	—
Fair value of warrant liability	16,668	—	—
Changes in valuation allowance	(50)	(301)	15
Stock Compensation	—	—	(851)
Other	163	(797)	397

Provision for (benefit from) income taxes	$11,751	$(602)	$391

Effective tax rate	-7.7%	0.4%	-0.5%

The effective tax rate differs from the federal statutory rate primarily due to the loss allocated to noncontrolling interest that is not taxed to the Company and the non-deductible
fair value expenses related to the warrant liability. While Opco incurred a net loss before income taxes of $153.1 million for the period from October 15, 2021 through December 31, 2021, only $32.4 million was allocated to Bakkt Holdings, Inc. The remaining $120.7 million is benefited for tax purposes by members outside of the reporting group. The primary driver of the expense results from the addback of $79.4 million of non-deductible
expense related to fair market value adjustments to the Company’s warrant liability. This resulted in the Company recording income tax expense of $11.8 million for the period.
For the period from January 1, 2021 through October 14, 2021 and the year ended December 31, 2020, Opco and its subsidiaries were classified as partnerships or other pass through entities for U.S. federal income tax purposes resulting in $0.6 million benefit from income taxes and $0.4 million income tax expense, respectively.
The following summarizes the significant components of our deferred tax assets and liabilities (in thousands):

	Successor	Predecessor
	December 31, 2021	December 31, 2020
Deferred tax assets:
Net operating loss carryforwards	5,011	3,226
Deferred and share-based compensation	252	132
Acquisition costs	—	138
Deferred revenue	—	55
Property, equipment and software	—	25
Other	51	—

Total deferred tax assets	5,314	3,576
Less: valuation allowance	(3,115)	(2,901)

Net deferred tax assets	2,199	675

Deferred tax liabilities:
Investment in partnership	$11,507	$—
Intercompany asset with Opco	2,285	—
Customer relationships	—	293
Acquired technology	—	415
Other acquired intangibles	—	21
Other	—	41

Total deferred tax liabilities	13,792	770

Net deferred tax liabilities	$(11,593)	$(95)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Our realizability of our deferred tax assets, in each jurisdiction, is dependent upon the generation of future taxable income sufficient to utilize the deferred tax assets on income tax returns, including the reversal of existing temporary differences, historical and projected operating results and tax planning strategies. We assessed that certain of its deferred tax assets were not more likely than not to be realized. As such, the Company has a valuation allowance of $3.1 million and $2.9 million as of December 31, 2021 and 2020, respectively. The increase in the valuation allowance during the year was primarily related to the assessment of the realizability of the deferred tax assets at DACC Technologies, Inc., for which the Company has determined it is not more likely than not that it will receive a benefit.
As of December 31, 2021, the Company had gross federal net operating loss carryforwards (“NOLs”) of $17.1 million, of which $0.4 million will begin to expire in 2037 and $16.7 million can be carried forward indefinitely. The Company also had state NOLs of $21.4 million which begin to expire in 2037.
The Company and its affiliates files income tax returns in the U.S. federal jurisdiction, various state jurisdictions and foreign jurisdictions. The Company is no longer subject to income tax examinations by tax authorities for years prior to 2017.
Our
non-U.S.
subsidiaries are subject to Global Intangible
Low-Taxed
Income provisions under the Tax Cuts and Jobs Act; however, we have not generated any tax liability under these provisions since enacted. Further, our
non-U.S.
subsidiaries have not generated material earnings meriting an analysis of indefinite reinvestment of any undistributed earnings. Accordingly, no provision for U.S. federal and state income taxes has been made with respect to these undistributed earnings and a determination of the unrecognized deferred tax liability is not yet applicable or necessary.
The effects of uncertain tax positions are recognized in the consolidated financial statements if these positions meet a
“more-likely-than-not”
threshold. For those uncertain tax positions that are recognized in the consolidated financial statements, liabilities are established to reflect the portion of those positions it cannot conclude “more-
likely-than-not”
to be realized upon ultimate settlement. The Company had no unrecognized tax benefits or related interest and penalties accrued for the period ended December 31, 2021 and 2020, respectively.